SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 13, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-4)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2003-4. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2003-4 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2003-4 REMIC Pass-Through Certificates.

      On March 28, 2003, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2003) as of March 1, 2003 of $342,225,707.57. Information below is provided with respect to all mortgage loans expected to be included in the mortgagE loan pool.

      The total number of mortgage loans as of March 1, 2003 was 734. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of March 1, 2003 was 5.812%. The weighted average remaining term to stated maturity of the mortgage loans as of March 1, 2003 was 177.03 months. All mortgage loans have original maturities of at least 10 but no more than 15 years. None of the mortgage loans were originated prior to January 1, 2002 or after March 1, 2003. The weighted average original term to stated maturity of the mortgage loans as of March 1, 2003 was 178.73 months.

      None of the mortgage loans has a scheduled maturity later than March 1, 2018. Each mortgage loan had an original principal balance of not less than $47,500 nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $405,427 as of March 1, 2003 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 90%. The weighted average loan-to-value ratio at origination of the mortgage loans as of March 1, 2003 was 53.8%. No more than $3,751,951 of the mortgage loans are secured by mortgaged properties located in any one zip code. At least 96%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


-----------

1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement (333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

      At least 89% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 11% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 79% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

      All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 3;

      2. such mortgage loans have an aggregate scheduled principal balance of $761,113;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 76.9%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 93.4%.

     Premium loans will consist of mortgage loans with net loan rates greater than or equal to 5.000%. All the mortgage loans are premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the premium loans was $342,225,708. The weighted average interest rate of the premium loans, as of the cut-off date, was 5.812%. The weighted average remaining term to stated maturity of the premium loans, as of the cut-off date, was 177.03 months.

      The following tables set forth information regarding the mortgage loans as of March 1, 2003.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                405                         $187,330,807

2003                                329                          154,894,901


Total                               734                         $342,225,708
                                    ===                         ============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     679                         $320,587,414

Multi-family Dwellings*               5                            3,056,883

Townhouses                            3                              695,877

Condominium Units (one to four       16                            6,137,802
stories high)

Condominium Units (over four          6                            2,388,968
stories high)

Cooperative Units                    25                            9,358,764


Total                               734                         $342,225,708
                                    ===                         ============
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*   Multi-family dwellings are 2-family and 3-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            729                         $339,168,825

2-family                              4                            2,359,368

3-family                              1                              697,515


Total                               734                         $342,225,708
                                    ===                         ============


                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   10                         $    886,443

$150,000 through $199,999             4                              771,064

$200,000 through $249,999             3                              697,741

$250,000 through $299,999             5                            1,343,684

$300,000 through $349,999            83                           28,001,841

$350,000 through $399,999           156                           58,739,091

$400,000 through $449,999           122                           51,807,446

$450,000 through $499,999           124                           58,945,032

$500,000 through $549,999            70                           36,751,858

$550,000 through $599,999            43                           24,766,840

$600,000 through $649,999            56                           35,234,352

$650,000 through $699,999            27                           18,451,535

$700,000 through $749,999             8                            5,804,971

$750,000 through $799,999             8                            6,230,632

$800,000 through $849,999             2                            1,641,240

$850,000 through $899,999             5                            4,366,867

$900,000 through $949,999             1                              939,942

$950,000 through $999,999             6                            5,845,131

$1,000,000 and over                   1                            1,000,000


Total                               734                         $342,225,708
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.250% - 5.500%                      16                         $  6,912,245

5.501% - 6.000%                     673                          315,952,369

6.001% - 6.500%                      44                           19,313,772

6.501% - 6.750%                       1                               47,321


Total                               734                         $342,225,708
                                    ===                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    538                         $253,103,721

65.001% - 75.000%                   125                           57,608,025

75.001% - 80.000%                    69                           31,108,534

80.001% - 85.000%                     1                               86,697

85.001% - 90.000%                     1                              318,729


Total                               734                         $342,225,708
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               7                         $  3,696,268
Arizona                               8                            5,048,398
Arkansas                              4                            1,953,920
California                          354                          162,714,429
Colorado                             10                            4,385,500
Connecticut                          12                            5,899,500
District of Columbia                  1                              450,412
Florida                              11                            4,990,137
Georgia                               4                            1,805,461
Illinois                             39                           18,824,985
Kansas                                2                              781,272
Maryland                             30                           14,931,941
Massachusetts                        18                            8,181,461
Michigan                             10                            4,027,871
Minnesota                             2                            1,171,692
Mississippi                           2                              829,182
Missouri                             15                            8,080,358
Nevada                                8                            4,089,792
New Hampshire                         1                              406,268
New Jersey                           20                            8,835,645
New Mexico                            1                              368,687
New York                             87                           38,005,795
North Carolina                       13                            7,407,911
Ohio                                  5                            2,325,815
Pennsylvania                         11                            4,714,608
South Carolina                        2                            1,129,065
Tennessee                             2                            1,034,153
Texas                                23                           11,401,441
Utah                                  4                            1,820,886
Virginia                             20                            9,761,838
Washington                            7                            2,823,215
West Virginia                         1                              327,800


Total                               734                         $342,225,708
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: March 13, 2003